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                                                                    EXHIBIT 10.3

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT

         AMENDMENT dated as of September 30, 1996 among BEVERLY HEALTH & REHABILITATION SERVICES, INC., a California corporation (the "Borrower"), BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent and Issuing Bank.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of November 1, 1994 (as amended, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         SECTION 2. Amendment to Definition of Consolidated Net Capital Expenditures. Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of the definition of "Consolidated Net Capital Expenditures":

                 ' provided, that for purposes of this clause (D) up to $20,000,000 to be borrowed from Bank United in October 1996 for the purpose of financing the construction of nursing homes shall be deemed to have been incurred in September 1996.



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         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                 THE BORROWER
                                 ------------

                                 BEVERLY HEALTH & REHABILITATION SERVICES, INC.


                                 By
                                   ----------------------------------------

                                 THE GUARANTOR
                                 -------------

                                 BEVERLY ENTERPRISES, INC.


                                 By
                                   ----------------------------------------

                                 BANKS
                                 -----

                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 By
                                   ----------------------------------------
                                    Title:


                                 THE CHASE MANHATTAN BANK, AS SUCCESSOR TO
                                 CHEMICAL BANK


                                 By
                                   ----------------------------------------
                                    Title:





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                                 THE BANK OF NEW YORK

                                 By
                                   ----------------------------------------
                                    Title:


                                 THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY


                                 By
                                   ----------------------------------------
                                    Title:


                                 NATIONSBANK OF TEXAS, N.A.


                                 By
                                   ----------------------------------------
                                    Title:


                                 PNC BANK, NATIONAL ASSOCIATION


                                 By
                                   ----------------------------------------
                                    Title:


                                 BANK OF AMERICA


                                 By
                                   ----------------------------------------
                                    Title:





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                                 BANK OF MONTREAL


                                 By
                                   ----------------------------------------
                                    Title


                                 THE BANK OF NOVA SCOTIA


                                 By
                                   ----------------------------------------
                                    Title:


                                 BHF-BANK AKTIENGESELLSCHAFT


                                 By
                                   ----------------------------------------
                                    Title:


                                 By
                                   ----------------------------------------
                                    Title:



                                 THE NIPPON CREDIT BANK, LTD.


                                 By
                                   ----------------------------------------
                                    Title:


                                 BANK OF HAWAII


                                 By
                                   ----------------------------------------
                                    Title:





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                                 AGENT AND ISSUING BANK
                                 ----------------------

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK,
                                 as Agent and Issuing Bank


                                 By
                                 ----------------------------------------
                                 Title:





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